
                       [LOGO]TANGRAM ENTERPRISE SOLUTIONS

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            -- SEPTEMBER 12, 2002 --

Dear Tangram Shareholder:

You are invited to attend the Tangram Enterprise Solutions, Inc. 2002 annual meeting of shareholders on Thursday, September 12, 2002, at 11000 Regency
Parkway, Suite 401, Cary, North Carolina 27511 at 10:00 a.m. Eastern time. You will find directions to the meeting on the last page.

Only shareholders who owned stock at the close of business on July 30, 2002 can vote at this meeting or any adjournments that may take place. At the meeting, we will elect eight directors, vote on the ratification of our appointment of Ernst
& Young LLP as independent auditors in 2002, and attend to any other business properly presented at the meeting. We also will report on our 2001 business results and other matters of interest to our shareholders. You will have an opportunity at the meeting to ask questions, make comments and meet our management team.

No admission tickets are required. For those of you unable to attend the meeting in person, we invite you to participate over the Internet through our website at http://www.tangram.com.

OUR BOARD OF DIRECTORS IS A VITAL RESOURCE. NO MATTER HOW MANY SHARES YOU HOLD,
WE CONSIDER YOUR VOTE IMPORTANT AND WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND
VOTE ON THE ENCLOSED PROXY PROMPTLY, REGARDLESS OF WHETHER YOU EXPECT TO ATTEND
THE MEETING. A PREPAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU
ARE PRESENT AT THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU ALREADY HAVE SENT
IN YOUR PROXY.

This proxy statement, accompanying proxy card, and 2001 annual report are being mailed to shareholders beginning approximately August 12, 2002, in connection with the solicitation of proxies by the board of directors.

Please contact John N. Nelli, Chief Financial Officer and Secretary, at (919)
653-6000 with any questions or concerns.

Sincerely,

/s/ Norman L. Phelps                           /s/ John N. Nelli

Norman L. Phelps                               John N. Nelli
Chief Executive Officer                        Chief Financial Officer
and Secretary

August 12, 2002

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                                       QUESTIONS AND ANSWERS
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
Q:    Who is soliciting your proxy?                   Q:    How will directors be elected?

A:    The Board of Directors of Tangram               A:    The eight board nominees who receive the
      Enterprise Solutions, Inc. ("Tangram",                highest number of affirmative votes will
      which may be referred to as "we",                     be elected as directors. Abstentions and
      "us" or "our") is soliciting your                     broker non-votes (as described below)
      proxy for the Annual Meeting of                       would not be taken into account in
      Shareholders to be held at                            determining the outcome of the election.
      10:00 a.m. on Thursday, September 12,
      2002 at 11000 Regency Parkway, Suite            Q:    What is the vote required to ratify the
      401, Cary, North Carolina 27511, and                  appointment of Ernst & Young LLP as
      at any adjournment of the meeting.                    independent auditors in 2002?

Q:    Who is entitled to vote?                        A:    To be approved, this matter must receive
                                                            the affirmative vote of a majority of
A:    Shareholders of record as of the close                the shares present or represented and
      of business on July 30, 2002, may vote                entitled to vote at the annual meeting.
      at the Annual Meeting.                                Abstentions have the effect of negative
                                                            votes on this matter and broker non-
Q:    How many shares can vote?                             votes (as defined below) would have no
                                                            effect on this matter.
A:    On July 30, 2002, the record date for
      determining shareholders entitled to vote       Q:    How does the board recommend I vote on
      at the Annual Meeting, there were                     each of the proposals?
      19,802,439 common shares and 3,000 series
      F preferred shares issued, outstanding and      A:    The board recommends a vote FOR each
      entitled to vote. Each common shareholder             nominee and FOR the ratification of
      may cast one vote for each share of                   appointment of Ernst & Young LLP as
      common stock owned. On certain voting                 independent auditors in 2002.
      matters in which the series F preferred
      shareholders have a separate class vote,        Q:    How do I vote?
      each series F preferred shareholder may
      cast one vote for each share of series F        A:    Sign and date each proxy card you
      preferred stock owned. In all other                   receive, mark the boxes indicating how
      voting matters in which the series F                  you wish to vote, and return the proxy
      preferred shareholders vote together with             card in the prepaid envelope provided.
      the common shareholders, each series F
      preferred share may cast one vote for                 If you sign your proxy card but do not
      each common share into which a preferred              mark any boxes showing how you wish
      share may be converted. Each series F                 to vote, Norman L. Phelps and John N.
      preferred share is convertible into 500               Nelli (or any substitute that they may
      common shares.                                        appoint), will vote your shares as
                                                            recommended by the board of directors.
Q:    What may I vote on?

A:    You may vote on the election of eight
      directors who have been nominated to
      serve on our board of directors and on
      the ratification of appointment of Ernst
      & Young LLP as independent auditors in
      2002.

                                                                               1
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                                    QUESTIONS AND ANSWERS (CONT'D.)
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
Q:    What if I hold my shares in a brokerage         Q:    Who will count the votes?
      account?
                                                      A:    One or more of our representatives will
A:    If you hold your shares through a                     count the votes and act as the judge of
      broker, bank or other nominee, you will               elections.
      receive a voting instruction form
      directly from your broker, bank or other        Q:    What does it mean if I get more than one
      nominee describing how to vote your                   proxy card?
      shares. This form will, in most cases,
      offer you three ways to vote:                   A:    Your shares may be registered
                                                            differently or may be in more than one
      o     by telephone,                                   account. We encourage you to have all
      o     via the Internet, or                            accounts registered in the same name
      o     by returning the form to your                   and address (whenever possible). You may
            broker.                                         obtain information about how to do this
                                                            by contacting our transfer agent at:
      Your vote by telephone or the Internet
      will save us money. Remember, if you                    Mellon Investor Services LLC
      vote by telephone or the Internet, do                   85 Challenger Road
      not return your vote/instruction form.                  Ridgefield Park, NJ 07660
                                                              Toll-free telephone: 1-800-851-9677
Q:    What if I want to change my vote?
                                                            If you provide Mellon with photocopies
A:    You may change your vote at any time                  of the proxy cards you receive or the
      before the meeting by any of the                      account numbers that appear on the proxy
      following three ways:                                 cards, it will be easier for Mellon to
                                                            combine your accounts.
      o     notifying our chief financial
            officer, John N. Nelli, in                      You can also find information on
            writing,                                        transferring shares and other useful
      o     voting in person at the meeting,                shareholder information on Mellon's
            or                                              website at www.melloninvestor.com.
      o     submitting a proxy card with a
            later date.                               Q:    What is a quorum?

      If you hold your shares through a               A:    A quorum is a majority of the
      broker, bank or other nominee and wish                outstanding shares. The shares may be
      to vote at the meeting, you must obtain               represented at the meeting either in
      a legal proxy from the nominee                        person or by proxy. To hold the meeting,
      authorizing you to vote at the meeting.               there must be a quorum present.
      We will be unable to accept a vote from
      you at the meeting without that form. If
      you hold your shares directly and wish
      to vote at the meeting, no additional
      forms will be required. Merely attending
      the meeting does not mean that you have
      revoked your proxy.

                                                                               2
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                                    QUESTIONS AND ANSWERS (CONT'D.)
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
Q:    What is the effect if I abstain or fail         Q:    What if I can't attend the meeting?
      to give instructions to my broker?
                                                      A:    If you are unable to attend the meeting
A:    If you submit a properly executed proxy,              in person, we invite you to participate
      your shares will be counted as part of                over the Internet through our website at
      the quorum even if you abstain from                   http://www.tangram.com. Please go to our
      voting or withhold your vote for a                    web site approximately fifteen minutes
      particular director.                                  early to register and download any
                                                            necessary audio software.
      Broker non-votes also are counted as
      part of the quorum. A broker non-vote           Q:    How are you soliciting proxies?
      occurs when banks and brokers or other
      nominees holding shares on behalf of a          A:    In addition to the use of the mails,
      shareholder do not receive voting                     proxies may be solicited in person or by
      instructions from the shareholder by a                telephone by our employees.
      specified date before the meeting. In
      this event, banks, brokers and other            Q:    Are there any expenses associated with
      nominees may vote those shares on                     collecting the shareholder votes?
      matters deemed routine such as the
      election of directors. Banks, brokers or        A:    We will pay the cost of soliciting
      other nominees will not be able to vote               proxies. We will reimburse brokerage
      on other proposals considered non-                    firms and other custodians, nominees and
      routine without instructions from the                 fiduciaries for their reasonable out-of-
      shareholder. This will result in a                    pocket expenses for forwarding proxy and
      "broker non-vote" on that matter equal                other materials to our shareholders. We
      to the number of shares for which they                do not anticipate hiring an agency to
      do not receive specific voting                        solicit votes at this time.
      instructions.
                                                      Q:    What is a shareholder proposal?
      Broker non-votes and abstentions are not
      counted in the tally of votes FOR or            A:    A shareholder proposal is your
      AGAINST a proposal. A WITHHELD vote is                recommendation or requirement that we
      treated the same as an abstention.                    or our board of directors take action
                                                            on a matter that you intend to present
Q:    Who can attend the meeting?                           at a meeting of shareholders. However,
                                                            under the proxy rules we have the
A:    All shareholders who owned shares as of               ability to exclude certain matters
      the record date, July 30, 2002, are                   proposed, including those that deal with
      encouraged to attend the meeting.                     matters relating to our ordinary
      Admission tickets are not required.                   business operations.

                                                                               3
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                                    QUESTIONS AND ANSWERS (CONT'D.)
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
Q:    Can anyone submit a shareholder                       If you wish to present a proposal at the
      proposal?                                             annual meeting in 2003 that has not been
                                                            included in the proxy statement, the
A:    To be eligible to submit a proposal, you              management proxies will be allowed to
      must have continuously held at least                  use their discretionary voting authority
      $2,000 in market value, or 1%, of our                 unless notice of your proposal has been
      common stock for at least one year by                 received by Tangram no later than April
      the date you submit your proposal. You                14, 2003 or, if the date of the 2003
      also must continue to hold those                      annual meeting is more than 30 days from
      securities through the date of the                    the date of this year's annual meeting,
      meeting.                                              then the deadline is a reasonable time
                                                            before we begin to print and mail our
Q:    If I wish to submit a shareholder                     proxy material.
      proposal for inclusion in the proxy
      statement for the annual meeting in             Q:    Who are the largest Tangram
      2003, what action must I take?                        shareholders?

A:    If you wish us to consider including a          A:    Safeguard Scientifics, Inc., our largest
      shareholder proposal in the proxy                     shareholder, beneficially owns 57.8%,
      statement for the annual meeting in                   TBBH Investments Europe AG (the
      2003, you must submit the proposal, in                successor in title to Axial Technology
      writing, so that we receive it no later               Holding AG) beneficially owns 8.3%,
      than April 14, 2003 or, if the date of                Axial Investments and Trading Limited
      the 2003 annual meeting is more than 30               beneficially owns 5.5%, Steven F. Kuekes
      days from the date of this year's annual              beneficially owns 6.0%, and all
      meeting, then the deadline is a                       directors and executive officers as a
      reasonable time before we begin to print              group beneficially own 2.0% of our
      and mail our proxy material. The                      outstanding common stock, assuming the
      proposal must meet the requirements                   conversion of our series F preferred
      established by the Securities and                     stock. As of July 30, 2002, no other
      Exchange Commission (the "SEC"). Send                 shareholder owned more than 5% of our
      your proposal to:                                     common stock.

        John N. Nelli
        Chief Financial Officer
        Tangram Enterprise Solutions, Inc.
        11000 Regency Parkway, Suite 401
        Cary, North Carolina 27511-8504

                                                                               4
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                             ELECTION OF DIRECTORS
                            ITEM 1 ON THE PROXY CARD
--------------------------------------------------------------------------------

Directors are elected annually and serve a one-year term. All of the nominees are currently serving as directors. Each nominee has consented to serve until the next annual meeting if elected, or until his successor is elected and qualified. You will find detailed information on each nominee below. If any director is unable to stand for election after distribution of this proxy statement, the board may reduce its size. The board of directors knows of no reason why the nominees shall be unable to serve, but if that shall be the case, proxies will be voted for the election of such substitutes as the board may nominate.

THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE. THE EIGHT NOMINEES WHO RECEIVE THE
HIGHEST NUMBER OF AFFIRMATIVE VOTES WILL BE ELECTED AS DIRECTORS.

--------------------------------------------------------------------------------
CHRISTOPHER J. DAVIS                                      Director since 2002
Age 50

Mr. Davis has served as managing director and chief financial officer of Safeguard Scientifics, Inc., a leader in building and operating technology companies, since January 2002, and as executive vice president and chief financial officer from August 2001 after joining Safeguard as vice president, strategic development in March 2000. Prior to joining Safeguard, Mr. Davis served for three years as president and chief executive officer of LFC Financial
Corporation, a privately held financial services company engaged in complex financing transactions, and as chief financial officer for the preceding nine years. Mr. Davis began his career at Coopers & Lybrand as a certified public accountant and has also been an independent consultant for early stage, technology-oriented companies. Mr. Davis is a director of eMerge Interactive, Inc., a leading business-to-business electronic commerce company and USDATA
Corporation, a global supplier of component based production software.

--------------------------------------------------------------------------------
NORMAN L. PHELPS                                          Director since 2000
Age 64

Mr. Phelps has served as our president and chief executive officer since
December 31, 1999. Prior to joining us, Mr. Phelps held the position of chief information officer at Blue Cross & Blue Shield of North Carolina, a health insurance company, from June 1995 to September 1999. Prior to that, he was chief executive officer of National Liberty Corp., a personal insurance company.
Previously, Mr. Phelps served as executive vice president of Colonial Penn Group based in Philadelphia, Pennsylvania and also served as president of the Colonial
Penn Group Information Systems Data Corporation.

--------------------------------------------------------------------------------
JONATHAN COSTELLO                                         Director since 2001
Age 30

Mr. Costello has served as a vice president of Safeguard Scientifics, Inc., a leader in building and operating technology companies, since January 2000 after joining Safeguard in August 1999. Prior to that, Mr. Costello had been managing director and chief financial officer of Allied Resource Corporation; a company that invests in and operates businesses that are commercializing novel processing technologies.
--------------------------------------------------------------------------------

                                                                               5

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                         ELECTION OF DIRECTORS (CONT'D)
                            ITEM 1 ON THE PROXY CARD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DAVID P. KENNEALY                                         Director since 2002
Age 52

Mr. Kennealy has served as a group executive of PSG Investment Bank Holdings
Limited, a South African based banking and financial services holding company with emphasis on structured and project financing and investment banking, and as chief executive of Axiam Holdings Limited, a wholly owned subsidiary of PSG
Investment Bank Holdings Limited, since April, 2001. Prior to that, Mr. Kennealy served as chief executive of Foodcorp Limited, a former subsidiary of Malbak
Limited and a holding company of the Simba, Renown, Enterprise, Nola and Glenryck brand names.

--------------------------------------------------------------------------------
JOHN F. OWENS                                             Director since 1992
Age 61

Mr. Owens has served as chairman of our board since December 1999. Mr. Owens is president of Solo Systems, Inc., a management consulting firm, and president of Implementation and Consulting Services, Inc., a systems software services company.

--------------------------------------------------------------------------------
CARL G. SEMPIER                                           Director since 1992
Age 70

Mr. Sempier is a self-employed business consultant. He has served as chairman and CEO of a number of technology and industrial firms. He currently serves as a director of ALD Vacuum Technologies, AG, a leading global solutions provider of vacuum furnace technologies, director of Neoware Systems, a leading supplier of software, services and solutions for the appliance computing market, director of the Chester County Airport Authority and sole trustee of The Musser Foundation.

--------------------------------------------------------------------------------
FRANK P. SLATTERY, JR.                                    Director since 2002
Age 65

Mr. Slattery has served as president of Quintus Corporation, an originator of new companies utilizing science from several universities, since June 1994.
Prior to that Mr. Slattery served as a director, president and chief executive officer of LFC Financial Corporation, a privately held financial services company engaged in complex financing transactions. Mr. Slattery is a trustee of the Jefferson Health System and The Franklin Institute and the chairman of the board of the Main Line Health Systems.

--------------------------------------------------------------------------------
CARL WILSON                                               Director since 1995
Age 55

Mr. Wilson has served as executive vice president and chief information officer of Marriott International, an international hospitality company, since April
1997. Prior to that Mr. Wilson served as vice president-information resources of
Georgia-Pacific Corporation, a diversified forest products company, from
December 1992 to March 1997.
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                                                                               6
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                            BOARD OF DIRECTORS - ADDITIONAL INFORMATION
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
MEETINGS OF THE BOARD: The board of directors         STOCK OPTIONS: Directors who are not employees
held six (6) meetings in 2001. Each of the            of Tangram or Safeguard are eligible to
incumbent directors attended at least 75% of          receive stock option grants at the discretion
the aggregate of the total number of meetings         of the compensation committee. Directors'
held by the board and all committees of the           initial option grants generally have a 10 year
board on which he served during the period in         term and vest 25% each year commencing on the
which he served as a director, with the               first anniversary of the grant. Performance-
exception that Mr. Sempier missed the only            based grants vest 25% immediately and 25% on
meeting of the Compensation Committee held            the first, second, and third anniversaries of
after his election to that committee.                 the date of grant. The exercise price is equal
                                                      to the fair market value of a share of
ANNUAL AND MEETING ATTENDANCE FEES: Directors         Tangram's common stock on the grant date.
who are employees of Tangram or Safeguard
receive no compensation other than their
normal salary for serving on the board or its         In August 2001, Messrs. Owens, Sempier, and
committees. Directors who are not employees of        Wilson received grants to purchase 20,000
Tangram or Safeguard receive:                         shares of Tangram common stock at an exercise
                                                      price of $0.92 per share.
o     $1,000 for each board meeting attended,
o     $500 for each committee meeting
      attended,
o     $500 for each telephonic meeting
      attended, and o reimbursement of out-
      of-pocket expenses.

                                                                               7
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                      BOARD COMMITTEE MEMBERSHIP ROSTER
--------------------------------------------------------------------------------

The Board of Directors has three standing Committees. The following table describes the membership of these Committees and the number of meetings held by each of these Committees.

-------------------------- --------------- ---------------------- --------------
                                 AUDIT          COMPENSATION          EXECUTIVE
-------------------------- --------------- ---------------------- --------------
MEETINGS HELD IN 2001             3                 4                     0
-------------------------- --------------- ---------------------- --------------
Jonathan Costello                                   |X|
-------------------------- --------------- ---------------------- --------------
Christopher J. Davis (1)                                                  |X|*
-------------------------- --------------- ---------------------- --------------
John F. Owens (2)                 |X|
-------------------------- --------------- ---------------------- --------------
Norman L. Phelps                                                          |X|
-------------------------- --------------- ---------------------- --------------
Carl G. Sempier                   |X|*              |X|
-------------------------- --------------- ---------------------- --------------
Frank P. Slattery, Jr. (1)        |X|               |X|
-------------------------- --------------- ---------------------- --------------
Carl Wilson                       |X|               |X|*                  |X|
-------------------------- --------------- ---------------------- --------------

*     CHAIRPERSON
(1) Messrs. Davis and Slattery joined the respective committees effective July 15, 2002.
(2)   Mr. Owens served as a member of the Compensation and the Executive
      Committee until July 2002.

                                                                               8
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
AUDIT COMMITTEE: recommends the hiring and            plans. Our Compensation Committee currently
retention of our independent certified public         consists of Jonathan Costello, Carl G.
accountants, discusses the scope and results          Sempier, Frank P. Slattery, Jr. and Carl
of our audit with the independent certified           Wilson. Prior to June 6, 2001, our
public accountants, reviews with management           Compensation Committee consisted of John F.
and the independent certified public                  Owens, James A. Ounsworth and Carl Wilson and
accountants the interim and year-end operating        from June 6, 2001 until November 15, 2001, our
results, considers the adequacy of our                Compensation Committee consisted of John F.
internal accounting controls and audit                Owens, Carl G. Sempier, Steve Zodtner, and
procedures and reviews the non-audit services         Carl Wilson. On November 15, 2001, Jonathan
to be performed by the independent certified          Costello replaced Steve Zodtner as a member
public accountants. Our Audit Committee               of our Compensation Committee. We accepted the
currently consists of John F. Owens, Carl G.          resignation of Steve Zodtner from the Board
Sempier, Frank P. Slattery, Jr. and Carl              as of  November 15, 2001.
Wilson. Prior to June 6, 2001, our Audit
Committee consisted of John F. Owens, Carl G.         EXECUTIVE COMMITTEE: acts upon all matters
Sempier and Carl Wilson and from June 6, 2001         with respect to the management of our business
until July 15, 2002, our Audit Committee              and affairs, except that its authority to
consisted of James A. Ounsworth, John F.              authorize transactions is limited to a
Owens, Carl G. Sempier and Carl Wilson. We            maximum of $5,000,000 in the aggregate
accepted the resignation of James A. Ounsworth        between board meetings. Our Executive
from the Board as of July 15, 2002.                   Committee currently consists of Christopher J.
                                                      Davis, Norman L. Phelps and Carl Wilson. Prior
COMPENSATION COMMITTEE: reviews and approves          to July 15, 2002, our Executive Committee
management's recommendations for compensation         consisted of John F. Owens, Norman L. Phelps
paid to executive officers and administers            and Carl Wilson.
our stock option

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                STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
                        AND GREATER THAN 5% SHAREHOLDERS
--------------------------------------------------------------------------------

The following table sets forth certain information regarding beneficial ownership of our common stock as of July 30, 2002 by:

      o each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding share of our common stock;
      o each of our directors and our executive officers named in the summary compensation table; and
      o     all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise noted, we believe that all persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them.
All figures include shares of our common stock issuable upon exercise of options exercisable within 60 days of July 30, 2002. These options are deemed to be outstanding and to be beneficially owned by the person holding them for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

                                                                               9
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
-------------------------------------  ---------------------- ---------------- ------------------- ------------
                                                                                   SHARES
                                                                                 BENEFICIALLY
                                                                 OPTIONS            OWNED
                                               SHARES           EXERCISABLE        ASSUMING          PERCENT
                                            BENEFICIALLY         WITHIN 60        EXERCISE OF         OF
NAME                                           OWNED                DAYS            OPTIONS          SHARES
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Safeguard Scientifics, Inc. (1)              12,316,604                 0           12,316,604        57.8%
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087
-------------------------------------  ---------------------- ---------------- ------------------- ------------
TBBH Investments Europe AG (2)                1,760,543                 0            1,760,543         8.3%
160 Jan Smuls Avenue
Rosebank, 2196 South Africa
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Axial Investments and                         1,165,000                 0            1,165,000         5.5%
Trading Limited
Lord Coutanche House
66-68 Esplanade
St. Helier, Jersey C.I.
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Steven F. Kuekes (3)                            939,727           360,000            1,299,727         6.0%
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Christopher Davis                                     0                 0                    0            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Norman L. Phelps                                 30,200            78,900              109,100            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Jonathan Costello                                     0                 0                    0            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
David P. Kennealy (2)                                 0                 0                    0            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
John F. Owens                                         0            27,000               27,000            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Carl G. Sempier                                       0            27,000               27,000            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Frank P. Slattery                                     0                 0                    0            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Carl Wilson                                           0            24,000               24,000            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
John E. Charnovich (4)                                0            12,500               12,500            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Ronald R. Nabors                                  7,500            56,250               63,750            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
John N. Nelli                                     7,000           156,250              163,250            *
-------------------------------------  ---------------------- ---------------- ------------------- ------------
Executive officers and
directors as a group
(11 persons)                                     44,700           381,900           426,600             2.0%
-------------------------------------  ---------------------- ---------------- ------------------- ------------

* Less than 1% of our outstanding shares of common stock Each individual has the sole power to vote and to dispose of the shares (other than shares held jointly with spouse) except as otherwise disclosed.

(1)   Safeguard Scientifics, Inc. includes 10,816,604 shares held by Safeguard
      Scientifics (Delaware), Inc. and 3,000 Series F preferred shares held by
      Safeguard Delaware, Inc., both are wholly owned subsidiaries of Safeguard
      Scientifics, Inc. The Series F preferred shares are convertible into 1,500,000 shares of common stock, which are included in this table on an as-converted basis.

(2)   The number of shares listed opposite Mr. Kennealy's name does not include
      1,760,543 shares owned by TBBH Investments Europe AG. Mr. Kennealy is the group executive of PSG Investment Bank Holdings Limited, the ultimate parent entity of TBBH Investments Europe AG, and may be deemed to have voting and investment power over these shares of common stock. Mr.
      Kennealy disclaims beneficial ownership as to all of these shares.

(3) Mr. Kuekes resigned as senior vice president and chief technology officer and as a member of the board effective May 28, 2002.

(4) Mr. Charnovich joined us as senior vice president and chief information officer on May 28, 2002.

                                                                              10
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
SHARES OWNED BY DIRECTORS AND OFFICERS IN             Asset Insight product since 1996. During 2001,
SAFEGUARD SCIENTIFICS, INC.:                          we recognized revenue of $468,000 from
                                                      CompuCom Systems, Inc. associated with their
Safeguard Scientifics, Inc. is the parent             purchase and resale of the product and related
corporation of Tangram as Safeguard owns 57.8%        implementation services and annual
of our outstanding common stock (assuming the         maintenance contracts. As of December 31,
conversion of the series F preferred stock).          2001, CompuCom Systems. Inc. had an
As of July 30, 2002, our executive officers           outstanding receivable with us of $159,000.
and directors as a group beneficially owned
less than 1% of Safeguard stock.                      On March 1, 2001, pursuant to an Asset
                                                      Purchase Agreement dated February 13, 2001,
CERTAIN RELATIONSHIPS AND RELATED                     we issued 3,000,000 shares of our common stock
TRANSACTIONS                                          and $1.5 million in non-interest bearing
                                                      Promissory Notes ("Notes") to TBBH Investments
On February 20, 2001, we issued 3,000 shares          Europe AG (the successor in title to Axial
of Series F Convertible Preferred Stock               Technology Holding AG ("Axial"). The Notes
("Series F Shares") to Safeguard in exchange          require the payment of $300,000, $500,000, and
for $3.0 million of principal outstanding             $700,000 on the first, second, and third
under our existing credit facility with               anniversaries, respectively, of the Asset
Safeguard. Also on February 20, 2001,                 Purchase Agreement. With respect to the first
Safeguard reduced the maximum availability            note payment, we could elect to provide, in
under the credit facility from $6 million to          lieu of cash, a number of shares of its common
$3 million. The Series F Shares are entitled          stock equivalent in aggregate value to the
to a cumulative quarterly dividend, when and          amount of such cash payment, the value of each
if declared by the Board, at a rate per share         such share to be deemed equal to 80% of the
equal to 2% of the issuance price per quarter.        average NASDAQ closing price during the 20
At June 30, 2002, dividends in arrears on the         trading days immediately prior to the relevant
Series F Shares were approximately $340,200.          note payment date. On March 1, 2002 we issued
                                                      381,098 shares of our common stock in lieu of
We have an unsecured revolving line of credit         the first note payment due on March 1, 2002.
with Safeguard of up to $3,000,000. The loan
is evidenced by a promissory note which bears         SECTION 16(A) BENEFICIAL OWNERSHIP
interest at an annual rate of the prime rate          REPORTING COMPLIANCE:
plus 1%. The principal amount is due and
payable 13 months after the date of demand by         Section 16(a) of the Securities Exchange Act
Safeguard or earlier in the case of a sale of         of 1934, as amended, requires that our
substantially all of our assets, a business           directors, officers and persons who own more
combination, or upon the closing of a debt or         than 10% of a registered class of our equity
equity offering. Interest is payable monthly.         securities file reports of ownership and
During 2001, we paid interest costs totaling          changes in ownership of such securities with
$70,000. At July 30, 2002, there was $500,000         the SEC and Nasdaq. Directors, officers and
borrowed under the line of credit with                greater than 10% beneficial owners are
Safeguard.                                            required by applicable regulations to furnish
                                                      us with copies of all Section 16(a) forms they
Safeguard is the majority shareholder of              file. Based solely upon a review of the copies
CompuCom Systems, Inc., holding approximately         of the forms and information furnished to us,
60% of CompuCom's outstanding voting                  we believe that during the 2001 fiscal year
securities. We employ a small indirect sales          all filing requirements applicable to our
force that works closely with our major               directors, officers and greater than 10%
resellers and partners to manage the                  beneficial owners were satisfied.
development of our indirect channels,
distribution of our products, and product
implementation. CompuCom Systems, Inc. has
been a reseller of our

--------------------------------------------------------------------------------
                               STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The following graph compares the cumulative total return on our common stock for the period from December 31, 1996, through December 31, 2001, with the cumulative total return on the Nasdaq Composite Index and the peer group index for the same period. The peer group consists of SIC Code 737--Computer Programming and Data Processing Services. The comparison assumes that $100 was invested in our common stock on December 31, 1996, and in each of the comparison indices, and assumes reinvestment of dividends. We have historically reinvested earnings in the growth of our business and have not paid cash dividends on our common stock.

                  COMPARISON OF CUMULATIVE TOTAL RETURNS


                             [ PERFORMANCE GRAPH ]

                     -----------------------------------------------------------
                       1996      1997      1998      1999      2000      2001
                     -----------------------------------------------------------
Tangram                 100       109        67       131         6        15
Nasdaq                  100       122       173       304       191       152
Peer Group              100       123       208       400       212       172

----------------------------------------------------------------------------------------------------
                               REPORT OF THE COMPENSATION COMMITTEE
                                     ON EXECUTIVE COMPENSATION
----------------------------------------------------------------------------------------------------
COMPENSATION PHILOSOPHY                               BASE PAY

Our mission is to succeed in a highly                 Base pay is established initially on a
competitive business and achieve maximum              subjective analysis of a combination of
returns for our shareholders by delivering            factors, including a review of various
proven asset management software and services         published salary surveys, and certain other
that center around the tough business issues          factors including experience and achievements
our customers grapple with every day.                 of the individual and the level of
Tangram's mission is to provide long-term             responsibility assumed at Tangram. Salary
solutions and support that target real                increases are awarded based on subjective
problems and to evolve with our customers'            factors, including:
ever-changing business environments.
                                                      o     the level of achievement of financial
Our philosophy is to align the compensation                 and strategic objectives,
of senior management and other employees with
that mission and the long-term interests of           o     individual performance and contributions
our shareholders. This philosophy also helps                to the achievement of our objectives,
us to:                                                      and

o     attract and retain outstanding employees        o     maintaining a compensation level
      who can thrive in a competitive                       consistent with small high-tech, high
      environment of continuous change,                     growth companies with less than
                                                            $30,000,000 in revenues.
o     promote among our employees the economic
      benefits of stock ownership,                    CEO'S 2001 BASE PAY. Mr. Phelps joined us in
                                                      December 1999 as President and CEO. Mr.
o     motivate and reward employees who, by           Phelps' base salary of $250,000 has remained
      their hard work, loyalty and exceptional        the same since joining us.
      service, make contributions of special
      importance to the success of our                OTHER HIGHLY COMPENSATED EXECUTIVES' 2001
      business, and                                   BASE PAY. Base pay for other executives was
                                                      determined by subjective consideration of the
o     balance elements of the compensation            factors discussed above and individual
      programs to reflect our financial,              performance for each executive. Salary
      customer-oriented and strategic goals.          increases for our other highly compensated
                                                      executives for 2001 were based on their
COMPENSATION STRUCTURE                                individual performance and contributions to
The compensation of our executives consists           the achievement of our objectives.
of:

o     base salary,
o     annual cash incentives, and
o     stock options.

ANNUAL CASH INCENTIVES
                                                      CEO'S 2001 CASH INCENTIVE. For 2001, Mr.
Annual cash incentives are intended to                Phelps was eligible for a cash incentive of
create an incentive for executives who                50% of his base salary. The cash incentive
significantly contribute to and influence             was based two-thirds on the achievement of
our strategic plans and are responsible               specific financial goals and one-third on the
for our performance. Our primary objectives           achievement of specific personal goals
are to:                                               determined by the committee. The committee
                                                      approved a cash bonus of $42,500 equal to
o     focus executives' attention on revenue          approximately 34% of his target bonus.
      growth, profitability and strategic
      objectives,                                     OTHER HIGHLY COMPENSATED EXECUTIVES' 2001 CASH
o     encourage teamwork, and                         INCENTIVES. For 2001, Messrs. Nabors and
o     to align the executives' pay to                 Nelli were eligible for a cash incentive of
      corporate performance goals consistent          12% and 40%, respectively, of their respective
      with long-term goals of our                     base salaries. Targets were determined for
      shareholders.                                   each of Messrs. Nabors and Nelli based on
                                                      specific financial and personal goals and
Incentives are awarded based on achievement           other subjective factors determined by the
of annual financial and/or strategic goals            committee. For 2001, Mr. Nabors was awarded a
and other subjective factors approved by the          cash incentive of $5,000, or 24% of his target
committee at the beginning of the year, which         bonus. Mr. Nelli was awarded a cash incentive
goals may include target ranges of:                   of $22,500, or 33% of his target bonus.

o     revenues,                                       STOCK OPTIONS
o     pretax earnings,
o     earnings per share,                             Stock options are intended to align the
o     cash management, or                             interests of executives and key employees
o     some other objective measurement                with the long-term interests of our
      consistent with long-term goals of our          shareholders and other investors and to
      shareholders.                                   encourage executives and key employees to
                                                      remain in our employ. Grants are not made
The committee determines a range of potential         every year, but are awarded subjectively based
incentive amounts for each executive, stated          on the following factors, including:
as a percentage of base salary and based upon
the executive's ability to impact our                 o     the individual's level of
performance. Incentives are awarded at year-                responsibility,
end based on the level of achievement of the          o     the amount and term of options already
goals compared to the target ranges                         held by the individual, and
established. The committee in its discretion          o     the individual's contribution to the
may decide to give excess awards if our                     achievement of our financial and
performance exceeds its financial objectives.               strategic objectives.

Grants may be replaced to assist eligible             Submitted by the compensation committee:
employees in acquiring and retaining our
stock. This program allows participants to            Carl Wilson, Chairman
receive a replacement option by certifying            Jonathan Costello
that:                                                 John F. Owens (1)
                                                      Frank P. Slattery, Jr. (2)
o   the participant's stock ownership                 Carl G. Sempier
    exceeds his or her ownership goal, or
                                                      (1)   Mr. Owens relinquished his seat on the
o   the participant is working toward                       committee effective July 15, 2002.
    achieving his or her ownership goal               (2)   Mr. Slattery joined the committee effective
    and has not sold and does not intend                    July 15, 2002.
    to sell more than 30% of the total
    number of shares acquired through                 Compensation Committee Interlocks
    exercise of options.                              and Insider Participation

2001 Stock Option Awards. The                         None of our executive officers served as
committee granted stock options to                    a member of the compensation committee
Mr. Phelps for 40,000 shares at an                    (or other board committee performing
exercise price of $0.44 per share and                 similar functions or, in the absence of
25,000 shares to Mr. Nelli at an exercise             any such committee, the entire board of
price of $0.69 per share.                             directors) of another corporation, one of
                                                      whose executive officers served on our
IRS Limits on Deductibility of                        compensation committee. None of our
Compensation.                                         executive officers served as a director of
                                                      another corporation, one of whose
We are aware that Internal Revenue                    executive officers served on our
Code section 162(m) provides that publicly            compensation committee. None of our
held companies may not deduct in any                  executive officers served as a member of
taxable year compensation in excess of                the compensation committee (or other
$1,000,000 paid to any of the individuals             board committee performing equivalent
named in the compensation tables that is              functions or, in the absence of any such
not "performance based" as defined in                 committee, the entire board of directors)
section 162(m). Our policy is to qualify              of another corporation, one of whose
future compensation arrangements to                   executive officers served on our board.
ensure deductibility, except in those
limited cases where shareholder value is
maximized by an alternative approach.

--------------------------------------------------------------------------------
                  EXECUTIVE COMPENSATION & OTHER ARRANGEMENTS
--------------------------------------------------------------------------------

             2001 ANNUAL COMPENSATION FOR NAMED EXECUTIVE OFFICERS

The following table presents information relating to the total compensation of our Chief Executive Officer and our three other most highly compensated executive officers for each of the fiscal years ending December 31, 2001, 2000 and 1999.

----------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM
                                                                           COMPENSATION
                                           ANNUAL COMPENSATION                 AWARDS
                                  -------------------------------------- -----------------
                                                           OTHER ANNUAL      SECURITIES       ALL OTHER
NAME AND PRINCIPAL                                         COMPENSATION      UNDERLYING      COMPENSATION
POSITION                    YEAR   SALARY ($)   BONUS ($)     ($)(5)      OPTIONS/SARS (#)       ($)(6)
-------------------------- ------ ------------ ---------- -------------- ------------------ --------------
Norman L. Phelps,           2001    $ 250,000   $ 42,500        --             40,000         $    7,795
President and
Chief Executive             2000      250,000     45,000        --                 --              7,230
Officer (1)
                            1999           --         --                      100,000                 --
-------------------------- ------ ------------ ---------- -------------- ------------------ --------------
Ronald R. Nabors,           2001    $ 239,303   $  5,000        --                 --         $    6,221
Senior Vice President
of Worldwide Sales and      2000       80,238         --        --             75,000                288
Customer Care (2) (3)
-------------------------- ------ ------------ ---------- -------------- ------------------ --------------
John N. Nelli,              2001    $ 170,000   $ 22,500        --             25,000         $    5,712
Senior Vice President
and Chief                   2000      170,000     47,667        --             50,000              5,575
Financial Officer
                            1999      160,000     21,333        --                 --                405
-------------------------- ------ ------------ ---------- -------------- ------------------ --------------
Steven F. Kuekes,           2001    $ 160,000   $ 14,000        --                 --         $    6,144
Former Senior Vice
President and Chief         2000      160,000     14,000        --                 --              7,448
Technology Officer (4)
                            1999      150,000     17,500        --                 --             29,543
-------------------------- ------ ------------ ---------- -------------- ------------------ --------------

NOTES TO ANNUAL COMPENSATION TABLE:

(1) Mr. Phelps joined us as president and chief executive officer on December 31, 1999.
(2) Mr. Nabors joined us as senior vice president of worldwide sales and customer care on August 8, 2000.
(3) Includes sales commission earned in the amount of $70,966 for 2001 and $20,456 for 2000.
(4) Mr. Kuekes resigned as senior vice president and chief technology officer and as a member of the board effective May 28, 2002.
(5) Personal benefits do not exceed $50,000 or 10% of the total annual salary and bonus for any executive.
(6)  For 2001, all other compensation includes the following:

                       Other              Company Match         Life Insurance
   Name             Compensation      Defined Contribution    Plan Premiums Paid
   ----           ---------------- -------------------------- ------------------
Norman L. Phelps     $    0               $    5,250             $    2,545
Ronald R. Nabors          0                    5,250                    971
John N. Nelli             0                    5,250                    462
Steven F. Kuekes          0                    5,220                    924

--------------------------------------------------------------------------------
                            2001 STOCK OPTION GRANTS
--------------------------------------------------------------------------------

The following table relates to options to acquire our common stock, unless otherwise noted in the footnotes.

----------------------------------------------------------------------------------------------------------------
                                                                                     POTENTIAL REALIZABLE VALUE
                                                                                       AT ASSUMED ANNUAL RATES
                         INDIVIDUAL GRANTS                                                  OF STOCK PRICE
                                                                                             APPRECIATION
                                                                                          FOR OPTION TERM(1)
---------------------------------------------------------------------------------- -----------------------------
                                       % OF TOTAL
                       NUMBER OF        OPTIONS/
                       SECURITIES        SARS
                       UNDERLYING      GRANTED TO
                        OPTIONS/       EMPLOYEES      EXERCISE OR
                          SARS         IN FISCAL       BASE PRICE    EXPIRATION
NAME                  GRANTED (#)(2)     YEAR          ($/SH)(3)        DATE           5%  ($)       10%   ($)
-------------------- ---------------- -------------- ------------- --------------- -------------- --------------
Norman L. Phelps         40,000          23.5%          $ 0.44        1/02/11        $ 11,200       $ 28,000
-------------------- ---------------- -------------- ------------- --------------- -------------- --------------
Steven F. Kuekes (4)         --            --               --          --                 --             --
-------------------- ---------------- -------------- ------------- --------------- -------------- --------------
Ronald R. Nabors             --            --               --          --                 --             --
-------------------- ---------------- -------------- ------------- --------------- -------------- --------------
John N. Nelli            25,000          14.7%          $ 0.69        2/07/11          10,750         27,500
-------------------- ---------------- -------------- ------------- --------------- -------------- --------------

(1) These values assume that the shares appreciate at the compounded annual rate shown from the grant date until the end of the option term. These values are not estimates of future stock price growth of Tangram. Executives will not benefit unless the common stock price increases above the stock option exercise price. The assumed annual rates of appreciation of 5% and 10% would result in the price of Tangram's stock increasing to $0.72 and $1.14, respectively, with respect to Mr. Phelps' option grant and $1.12 and $1.79, respectively, with respect to Mr. Nelli's option grants.
(2) All options are to acquire common stock and have a term of 10 years. The options vest 25% each year commencing on the anniversary of the grant. Options continue to vest and remain exercisable so long as Messrs. Phelps and Nelli are employed by us. The option exercise price may be paid in cash, by delivery of previously acquired shares (under certain conditions), or same-day sales (that is, cashless exercises). The compensation committee has the authority to modify the terms of outstanding options, including acceleration of the exercise date.
(3) All options have an exercise price equal to the fair market value of the shares subject to each option on the grant date.
(4) Mr. Kuekes resigned as senior vice president and chief information officer on May 28, 2002.

--------------------------------------------------------------------------------
          2001 STOCK OPTION EXERCISES AND YEAR-END STOCK OPTION VALUES
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED             IN-THE-MONEY
                           SHARES                           OPTIONS/SARS                   OPTIONS/SARS
                          ACQUIRED                      AT FISCAL YEAR-END (#)      AT FISCAL YEAR-END ($) (1)
                             ON           VALUE
NAME                    EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
---------------------- -------------- -------------- ------------- --------------- ------------- ---------------
Norman L. Phelps             --          $   --          50,000         90,000        $   --          18,500
---------------------- -------------- -------------- ------------- --------------- ------------- ---------------
Steven F. Kuekes (2)         --              --         360,000             --            --              --
---------------------- -------------- -------------- ------------- --------------- ------------- ---------------
Ronald R. Nabors             --              --          37,500         37,500            --              --
---------------------- -------------- -------------- ------------- --------------- ------------- ---------------
John N. Nelli                --              --         112,500         62,500            --           5,313
---------------------- -------------- -------------- ------------- --------------- ------------- ---------------

(1) Value is calculated using the difference between the option exercise price and the year-end stock price, multiplied by the number of shares subject to an option. These values are based on $0.90 for each share of our common stock, the closing price of our common stock on Nasdaq on December 31, 2001.
(2) Mr. Kuekes resigned as senior vice president and chief technology officer and as a member of the board effective May 28, 2002.

SEVERANCE AND CHANGE-IN-CONTROL                       severance package includes 12 months'
ARRANGEMENTS                                          salary, a prorated bonus for the year in
                                                      which his employment is terminated and
Each of our named executive officers is               continued benefits for 12 months after his
employed "at will" by Tangram, and we do              termination date, including medical, life
not have any employment contracts with                insurance in the amount of $320,000,
any of them. We have, however, entered                accidental death and dismemberment,
into severance agreements with each of                long-term care, long-term disability, flexible
our named executive officers. In addition,            spending account and 401(k) (including
we have entered into a change in control              employer matching contributions). In
agreement with Mr. Nabors. These                      addition, if Mr. Phelps terminates his
agreements entitle each named executive               employment within six months after a
officer to certain severance benefits upon,           change in control, then all unvested stock
and restrict each named executive officer             options held by Mr. Phelps as of his
from competing with Tangram for a certain             termination date become fully vested. If
period of time after, the termination of his          Mr. Phelps' employment with Tangram is
employment in certain circumstances. The              terminated and he becomes entitled to
material terms and conditions of these                severance benefits, then he may not engage
agreements are described below.                       in direct competition with any business
                                                      conducted by Tangram for a period of
NORMAN L. PHELPS. Mr. Phelps will                     12 months after his termination date.
become entitled to severance benefits if
he (i) is terminated by Tangram for any               JOHN N. NELLI. Mr. Nelli will become
reason other than death, physical or                  entitled to severance benefits if he (i) is
mental incapacity or cause or (ii) resigns            terminated by Tangram for any reason
within six months after any material                  other than death, physical or mental
adverse change in his duties or                       incapacity or cause or (ii) resigns within six
responsibilities, the occurrence of a change          months after any material adverse change
in control or a reduction in any component            in his duties or responsibilities, the
of his compensation package. Mr. Phelps'              occurrence of a change in control or a

reduction in any component of his                     reduced by more than 30%. Mr. Nabors'
compensation package. Mr. Nelli's                     severance package includes 12 months'
severance package includes 12 months'                 salary, a prorated bonus for the year in
salary, a prorated bonus for the year in              which his employment is terminated and
which his employment is terminated and                continued benefits for 12 months after his
continued benefits for 12 months after his            termination date, including medical and
termination date, including medical and life          life insurance. In addition, if Mr. Nabors'
insurance. In addition, upon the occurrence           termination is related to a change in
of a change in control meeting certain                control, then all unvested stock options
criteria, Mr. Nelli may be entitled to a lump         held by Mr. Nabors as of his termination
sum payment from Tangram equal to the                 date become fully vested. If Mr. Nabors'
product of (A) up to $2.00 per share                  employment with Tangram is terminated
multiplied by (B) the number of shares of             and he becomes entitled to severance
common stock issuable upon the exercise of            benefits, then he may not engage in direct
100,000 stock options held by Mr. Nelli on            competition with any business conducted
the date that the change in control occurs.           by Tangram for a period of 12 months after
If Mr. Nelli's employment with Tangram is             his termination date.
terminated and he becomes entitled to
severance benefits, then he may not engage            STEVEN F. KUEKES. In October 1993,
in direct competition with any business               we entered into a severance and non-
conducted by Tangram for a period of                  competition agreement with Mr. Kuekes
12 months after his termination date.                 that provided for continued health and
                                                      dental benefits for up to one year and
RONALD R. NABORS. Mr. Nabors will become              severance payments equal to one year of
entitled to severance benefits if he (i) is           his base salary upon termination of
terminated by Tangram for any reason                  employment for any reason other than
other than death, physical or mental                  cause or voluntary termination. We may,
incapacity or cause, (ii) is terminated by            at our discretion, provide these benefits
Tangram as a result of a change in control            upon termination for cause or voluntary
or (iii) resigns within six months after a            termination. On May 28, 2002, Mr. Kuekes
change in control that resulted in either             resigned and the board exercised its option
his place of employment being relocated to            to grant the benefits provided under the
more than 50 miles from Cary, North                   severance and non-competition agreement
Carolina or his base annual salary being              with Mr. Kuekes.

--------------------------------------------------------------------------------
                         REPORT OF THE AUDIT COMMITTEE*
--------------------------------------------------------------------------------

The primary function of our committee is              were fairly stated in accordance with
oversight of the company's financial                  generally accepted accounting principles.
reporting process, public financial reports,          We discussed with E&Y matters required to
internal accounting and financial controls,           be discussed by Statement on Auditing
and the independent audit of the annual               Standards No. 61, Communication with
financial statements. The board, in its               Audit Committees, as currently in effect.
business judgment, has determined that
our members are "independent," as                     We have also discussed with E&Y their
required by the applicable listing standards          independence from the company and
of Nasdaq. Our committee is composed of               management, including the matters in
four directors and operates under a written           Independence Standards Board Standard
charter adopted and approved by our                   No. 1, Independence Discussions with
board. We review the adequacy of the                  Audit Committees, and received the letter
charter at least annually. Our members are            and written disclosures from E&Y to us
not professionally engaged in the practice            pursuant to Standard No. 1. We considered
of accounting or auditing, and are not                whether  other non-audit services provided
experts in either of those fields or in               by E&Y to the company are compatible
auditor independence.                                 with maintaining the auditors'
                                                      independence.
In carrying out our responsibilities, we look
to management and the independent                     We discussed with E&Y the overall scope
auditors. Management is responsible for               and plan for their audit. We met with E&Y,
the preparation, presentation and integrity           with and without management present, to
of the company's financial statements, the            discuss the results of their examination,
financial reporting process and internal              their evaluation of the company's internal
controls. The independent auditors are                controls, and the overall quality of the
responsible for auditing the company's                company's financial reporting.
annual financial statements in accordance
with generally accepted auditing standards            Based on the reviews and discussions
and expressing an opinion as to the                   referred to above, in reliance on
statements' conformity with generally                 management and E&Y, and subject to the
accepted accounting principles. Members               limitations of our role, we recommended to
of the committee rely without independent             the board, and the board has approved, the
verification on the information provided to           inclusion of the audited financial statements
them and on the representations made by               in the company's annual report on Form
management and the independent public                 10-K for the year ended December 31,
accountants.                                          2001, for filing with the SEC.

In performance of our oversight function,             We have also recommended to the board,
we held three meetings during fiscal 2001.            and the board has appointed, E&Y to audit
The meetings were designed primarily to               the company's financial statements for
assure clear and responsible reporting of             2002, subject to shareholder ratification of
the company's activities to facilitate and            that appointment.
encourage communication among the
committee, management, and the                        Submitted by the Audit Committee:
company's independent auditors, Ernst &
Young LLP ("E&Y"). We have reviewed and               Carl G. Sempier, Chairman
discussed the financial statements with               Frank P. Slattery, Jr. (1)
management and the independent                        John F. Owens
auditors. Management and E&Y told us                  Carl Wilson
that the company's financial statements
                                                      Date: August 12, 2002

* The foregoing report of the Audit                   THE BOARD UNANIMOUSLY RECOMMENDS A
Committee is not to be deemed "soliciting             VOTE FOR THE RATIFICATION OF
material" or deemed to be "filed" with the            APPOINTMENT OF ERNST & YOUNG LLP AS
SEC (irrespective of any general                      INDEPENDENT AUDITORS IN 2002.
incorporation language in any document
filed with the Securities and Exchange                ANNUAL REPORT ON FORM 10-K
Commission) or subject to Regulation 14A
of the Securities Exchange Act of 1934, as            We will provide without charge to each
amended, except to the extent we                      person to whom this Proxy Statement has
specifically incorporate it by reference into         been delivered, on the written request of
a document filed with the SEC.                        any such person, a copy of our Annual
                                                      Report on Form 10-K for the fiscal year
(1)  Mr. Slattery joined the committee                ended December 31, 2001, including the
     effective July 15, 2002.                         financial statements and financial
                                                      statement schedules. Requests should be
       RATIFICATION OF APPOINTMENT OF                 directed to Tangram Enterprise Solutions,
           INDEPENDENT AUDITORS                       Inc., 11000 Regency Parkway, Suite 401,
                                                      Cary, North Carolina 27511, Attention:
The ratification of appointment of                    Chief Financial Officer. A list of exhibits
Ernst & Young LLP, although not required,             to the Form 10-K, showing the cost of each
is submitted to the shareholders because              will be delivered with the copy of the
the board believes it to be good corporate            Form 10-K. Any of the exhibits will be
governance. Ernst & Young LLP fees for                provided upon payment of the charge
services provided to the company for the              noted on the list.
last fiscal year are in the table below. If the
shareholders fail to ratify the appointment,          OTHER MATTERS
the board will review the matter.
Representatives of Ernst & Young LLP are              The Board is not aware of any matters to
expected to attend the Annual Meeting, will           be presented for action at the meeting
have the opportunity to make a statement              other than as set forth herein. HOWEVER, IF
if they so desire and will be available to            ANY OTHER MATTERS PROPERLY COME BEFORE
respond to appropriate questions.                     THE MEETING OR ANY ADJOURNMENT
---------------------------------------------         THEREOF, THE PERSON OR PERSONS VOTING
 Ernst & Young Fees         Last Fiscal Year          THE PROXIES WILL VOTE THEM IN ACCORDANCE
---------------------------------------------         WITH THEIR BEST JUDGMENT.
Audit Fees (1)                  $63,100

Financial Information
Systems Design &
Implementation Fees                  --

All Other Fees (2)              $20,100

(1) Includes the aggregate fees billed to us for professional services rendered in connection with the audit of our financial statements included in our Annual Report on Form 10-K for the fiscal year 2001, as well as review of our financial statement included in our Quarterly Reports on Form 10-Q during 2001
    (excluding expenses reimbursed by us).

(2) Includes services provided principally for assistance with matters related to the acquisition of the Axial's proprietary asset management technology, issuance of Series F
    Convertible Preferred Stock, and services related to SEC matters.

                      [LOGO] TANGRAM ENTERPRISE SOLUTIONS

                        11000 REGENCY PARKWAY, SUITE 401

                           CARY, NORTH CAROLINA 27511

                                 (919) 653-6000

                        TOLL-FREE NUMBER (800) 4TANGRAM

        FOR MORE INFORMATION ABOUT TANGRAM, PLEASE VISIT OUR WEBSITE AT
                                WWW.TANGRAM.COM

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                DIRECTIONS TO TANGRAM ENTERPRISE SOLUTIONS, INC.
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FROM VIRGINIA AND POINTS NORTH ON I-85

From I-85 take exit 218 onto US 1 South. As you approach Raleigh, US 1 merges with the I-440 beltline around Raleigh--take the entrance ramp onto the I-440 "outer" beltline and follow it and US 1 around Raleigh until I-440 and US 1 separate. Follow US 1 South past the Cary Parkway and take exit 98A onto Tryon Road. Take the first right onto Regency Parkway. When the road forks, keep right and continue to 11000 Regency Parkway, Sterling Regency Bldg., West Wing, 4th floor.
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FROM VIRGINIA AND POINTS NORTH ON I-95

From I-95 take exit 138 onto US 64 West. As you approach Raleigh, US 64 merges with the I-440 beltline around Raleigh--take the entrance ramp onto the I-440 "inner" beltline and follow it and US 64 around Raleigh to exit 293A, exit 293A onto US 1 South. Follow US 1 South past the Cary Parkway and take exit 98A onto Tryon Road. Take the first right onto Regency Parkway. When the road forks, keep right and continue to 11000 Regency Parkway, Sterling Regency Bldg., West Wing, 4th floor.

(Note: an alternate "all interstate" route is to continue South on I-95 and take exit 81 onto I-40 West toward Raleigh, NC, then use the instructions for I-40 below.)
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FROM CHARLOTTE, NC, AND POINTS SOUTH    FROM SOUTH CAROLINA AND POINTS SOUTH
ON I-85                                 ON I-95

Follow I-85 North and merge with I-40   From I-95 take exit 81 (near Benson, NC)
East in Greensboro, NC, then use the    onto I-40 West toward Raleigh, NC, then
instructions for I-40 below.            use the instructions for I-40 below.
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FROM ALL POINTS EAST AND WEST ON I-40

Follow I-40 to Raleigh and take exit 293A onto US 1 South. Follow US 1 South past the Cary Parkway and take exit 98A onto Tryon Road. Take the first right onto Regency Parkway. When the road forks, keep right and continue to 11000 Regency Parkway, Sterling Regency Bldg., West Wing, 4th floor.
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